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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026
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WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
48443 Alpha Drive #190, Wixom, Michigan 48393
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (888) 646-5205

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WKHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 28, 2026, Workhorse Group Inc. (the “Company”) entered into a Manufacturing Spec Unit Purchase Agreement (the “MSPA”) with Rhaelm Holdings Limited (“RHAELM”), a UK-based developer of sovereign AI infrastructure, pursuant to which RHAELM will pay the Company $10,000,000 over three installments to build a full-scale TerraPod manufacturing spec unit at the Company’s Union City, Indiana facility.

The foregoing description of the MSPA does not purport to be complete and is qualified in its entirety by reference to the full text of the MSPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 29, 2026, the Company issued a press release announcing the MSPA and the letter of intent described in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On October 28, 2026, the Company and RHAELM also entered into a non-binding letter of intent (the “LOI”) reflecting the parties’ intention to work towards executing a definitive supply agreement, which the parties are targeting to sign by December 31, 2026. Pursuant to the LOI, the supply agreement would include joint engineering work, milestone-based prepayments toward a first order and a right of first refusal for the Company to supply RHAELM’s U.S. modular data center projects. The LOI also contemplates a contingent initial order by RHAELM for 150 TerraPod systems, which is conditioned on execution of the supply agreement, RHAELM’s acceptance of the co-developed platform, definitive documentation and required internal approvals by RHAELM. There can be no assurance that a definitive supply agreement will be signed or that any order will be placed.

Forward-Looking Statements

All statements other than statements of present or historical fact contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including Workhorse’s or its management team’s current expectations, objectives, beliefs, intentions or strategies regarding the future. These statements may include, but are not limited to, statements concerning the development, production readiness and potential commercialization of the TerraPod modular data center platform; the development, completion and acceptance of the manufacturing spec unit and the payment of consideration by RHAELM under the Spec Unit Agreement; the negotiation, execution and timing of a definitive Supply Agreement; the contemplated contingent initial order for 150 TerraPod systems, any first-order prepayment and the U.S. right of first refusal; Workhorse's potential admission to the blueprint collaboration as a supply-chain provider; anticipated production timing and volumes; and potential future commercial production and deployment of modular data center systems. Readers are cautioned not to put undue reliance on forward-looking statements and Workhorse cautions you that these forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and many of which are beyond the control of Workhorse, including the following factors: the Letter of Intent described in this press release is non-binding, and there can be no assurance that a definitive Supply Agreement will be entered into; the contemplated 150-unit contingent initial order is conditioned on RHAELM’s acceptance of the platform, definitive documentation and required internal approvals by RHAELM and there is no guarantee that such conditions will be met, that the order will be placed or that it will be placed on terms consistent with Workhorse’s expectations; Workhorse may not be able to successfully complete the manufacturing spec unit and/or the TerraPod systems, secure reliable sources of critical components, or retain or hire personnel necessary to support production of modular AI infrastructure products; changing technologies, regulatory requirements and competitive pressures may negatively affect the anticipated production or deployment of the systems; market adoption and customer demand for the TerraPod systems may not materialize as expected; the costs involved in developing and manufacturing the manufacturing spec unit and/or the TerraPod systems may exceed Workhorse’s expectations and Workhorse may be unable to obtain sufficient funds from commercial partners or investors to offset such costs; and risks relating to macroeconomic conditions, global events, and geopolitical events, including but not limited to inflationary pressures, supply chain interruptions and changes in market conditions, and Workhorse’s ability to manage these risks and uncertainties. Additional information concerning these and other factors that may impact the statements discussed in this press release and other factors related more broadly related to Workhorse’s business, can be found in Workhorse's filings with the U.S. Securities and Exchange Commission, including its most recent reports on Form 10-K and Form 10-Q, all of which are available on the SEC’s website at www.sec.gov. Forward-looking statements are not guarantees of future performance, speak only as of the date they are made, and Workhorse undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, the occurrence of future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description
10.1*	Manufacturing Spec Unit Purchase Agreement, dated October 28, 2026, by and between Workhorse Group Inc. and Rhaelm Holdings Limited.
99.1	Press Release, dated October 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: October 29, 2026	By: /s/ Scott Griffith
Name: Scott Griffith
Title: Chief Executive Officer

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